SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 22, 2008

Diomed Holdings, Inc.

Delaware (State or other jurisdiction of incorporation)	000-32045 (Commission File Number)	84-1480636 (IRS Employer Identification No.)

1 Dundee Park Andover, MA (Address of Principal Executive Offices)	01810 (Zip Code)

Registrant’s telephone number, including area code: (978-475-7771)

Item 7.01 Regulation FD Disclosure

On January 22, 2008, Diomed Holdings, Inc. (“Diomed”) issued a press release disclosing that Total Vein Solutions, a defendant in Diomed’s action for infringement of Diomed’s U.S. Patent No. 6,398,777 pending in the U.S. District Court for the District of Massachusetts, has filed for Chapter 11 bankruptcy protection. A copy of this press release is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

99.1	Press Release Issued January 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diomed Holdings, Inc. (Registrant)

Date: January 22, 2008	By:	/s/ DAVID B. SWANK
	Name:	David B. Swank
	Title:	Chief Financial Officer

99.1	Press Release Issued January 22, 2008